UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2022

ASPEN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38175	27-1933597
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

276 Fifth Avenue, Suite 505, New York, NY 10001

(Address of Principal Executive Office) (Zip Code)

(646) 448-5144

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ASPU	The Nasdaq Stock Market (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 15, 2022, the 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”) of Aspen Group, Inc. (the “Company”) was held. At the 2022 Annual Meeting, the Company’s shareholders voted on the (i) election of six members of the Board of Directors for a one-year term expiring at the next annual meeting of shareholders; (ii) ratification of the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2023 and (iii) approval of an adjournment of the 2022 Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the 2022 Annual Meeting to approve any of the proposals presented for a vote at the 2022 Annual Meeting, all as described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 3, 2022.

Set forth below are the voting results on each matter submitted to the shareholders at the 2022 Annual Meeting.

Proposal 1. The Company’s shareholders voted to elect the following six individuals as directors to hold office until the next annual meeting of shareholders:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mr. Michael Mathews	5,946,286	124,611	8,483,474
Mr. Andrew Kaplan	5,948,541	122,356	8,483,474
Mr. Douglas Kass	4,977,678	1,093,219	8,483,474
Mr. Michael Koehneman	5,642,924	427,973	8,483,474
Dr. Joan Prince	4,966,697	1,104,200	8,483,474
Mr. Sanford Rich	5,693,530	377,367	8,483,474

Proposal 2. The Company’s shareholders voted to ratify the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2023.

For	Against	Abstain
13,738,929	296,921	518,521

As there were sufficient votes to approve proposals 1 and 2, proposal 3 was moot.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN GROUP, INC.

Date: December 20, 2022	By:	/s/ Michael Mathews
Name: Michael Mathews
Title: Chief Executive Officer